                                       CORPORATE OFFICE PROPERTIES TRUST
                                 INDEX TO SUPPLEMENTAL INFORMATION (UNAUDITED)

                                                MARCH 31, 2001

HIGHLIGHTS AND DISCUSSION                                                                               PAGE
     Reporting Period Highlights - First Quarter 2001....................................................1
     Subsequent Events...................................................................................2

FINANCIAL STATEMENTS
     Quarterly Selected Financial Summary Data...........................................................3
     Quarterly Consolidated Balance Sheets...............................................................4
     Quarterly Consolidated Statements of Operations and Funds From Operations (FFO).....................5
     Quarterly Consolidated Statements of Operations and FFO per Diluted Share...........................6
     Quarterly Consolidated Statements of Operations and FFO as a Percentage of Total Revenues...........7

SELECTED FINANCIAL ANALYSES
     Quarterly Equity Analysis...........................................................................8
     Quarterly Valuation Analysis........................................................................9
     Quarterly Debt Analysis............................................................................10
     Quarterly Operating Ratios.........................................................................11
     Quarterly Dividend Analysis........................................................................12
     Investor Composition and Analyst Coverage..........................................................13
     Debt Maturity Schedule - March 31, 2001............................................................14

PORTFOLIO SUMMARY
     Property Summary by Region - March 31, 2001........................................................15
     Property Occupancy Rates by Region by Quarter......................................................17
     Top Twenty Office Tenants as of March 31, 2001.....................................................18
     Total Rental Revenue and Net Operating Income by Geographic Region by Quarter......................19
     Same Office Property Cash and GAAP Net Operating Income by Quarter.................................20
     Office Lease Expiration Analysis by Year...........................................................21
     Quarterly Office Renewal Analysis..................................................................22
     Acquisition Summary as of March 31, 2001...........................................................24
     Development Summary as of March 31, 2001...........................................................25


TO MEMBERS OF THE INVESTMENT COMMUNITY:

We prepared this supplemental information package to provide you with additional detail on our properties and operations. The information in this package is unaudited, filed with the Securities and Exchange Commission and should be read in conjunction with our quarterly and annual reports. If you have any questions or comments, please contact Ms. Sara L. Grootwassink, Vice President, Finance and Investor Relations at (410) 992-7324 or sara.grootwassink@copt.com.

REPORTING PERIOD HIGHLIGHTS - FIRST QUARTER 2001

FINANCIAL RESULTS

o Reported FFO - diluted of $10,102,000 or $.31 per share/unit for the first quarter of 2001 as compared to $8,900,000 or $.28 per share/unit for the comparable 2000 period, representing an increase of 10.7% per share/unit. FFO - diluted increased $1,202,000, or 13.5%, over the comparable 2000 period.

o Reported AFFO - diluted of $8,296,000 or $.25 per share/unit for the first quarter of 2001 as compared to $7,429,000 or $.23 per share/unit for the comparable 2000 period, representing an increase of 8.7% per share/unit.

FINANCING AND CAPITAL TRANSACTIONS

o We expanded our Deutsche Bank revolving credit facility capacity to $125.0 million and extended the maturity date for three years through March 2004.

o In January 2001, we issued 544,000 Series D convertible preferred shares with a liquidation value of $25.00 per share, raising $12.0 million. The preferred shares have a 4% coupon and are convertible into common shares at a ratio of 2.2 to 1.

o We closed on two seven-year, 7.90%, permanent loans totaling $39.6 million which generated excess funds of $6.0 million after repayment of outstanding debt.

o Our debt to market capitalization is 57.5% and our debt to undepreciated book value of real estate assets is 59.1% as of March 31, 2001. We achieved an EBITDA interest coverage ratio of 2.38x for this quarter.

o We expanded our analyst coverage with the addition of Ferris, Baker Watts, Incorporated in March 2001, which initiated coverage with a Buy rating.

OPERATIONS

o We renewed 98.6% of our office leases (based upon square footage) representing 84,972 square feet with an average capital cost of $6.88 per square foot during the 1st quarter. We realized increases in base and total rents on a straight-line basis of 20.4% and 18.2%, respectively, as measured from the GAAP straight-line rent in effect preceding the renewal date. Base and total rent on a cash basis increased 13.0% and 11.1%, respectively, on this renewed and retenanted space.

o Overall occupancy was 97.0% as of March 31, 2001. Occupancy rates exceeded 97.7% in the Baltimore/Washington Corridor, which represents 62.0% of our office square footage and 64.5% of our total office revenues for the 1st quarter of 2001. We were 98.4% leased as of March 31, 2001 for our office portfolio.

o Weighted average lease term of our office portfolio is 4.7 years as of March 31, 2001, with an average contractual rental rate (including tenant reimbursements for operating costs) of $17.34 per square foot.

ACQUISITION

o Through a 40% interest in a joint venture agreement, we acquired five properties totaling 314,594 square feet in the BWI Airport submarket. Including these five joint venture properties, our market share increased to 54% of this submarket and to 87% of the Airport Square Business Park. These properties are 97.9% leased and were acquired for an average cost of $107 per square foot.

CONSTRUCTION

o In January 2001, we delivered a 78,460 square foot building in Columbia Gateway Business Park, improving our market share to 28% of this submarket. This property is 87% leased primarily to Sun Microsystems (45%) and Coca-Cola Company (35%).

SUBSEQUENT EVENTS

o In April 2001, we issued 1,150,000 Series E cumulative redeemable preferred shares with a liquidation value of $25.00 per share, raising $28,750,000 in gross proceeds. These Series E preferred shares have a 10.25% coupon and can be redeemed at our option subsequent to July 15, 2006. Net proceeds were primarily used to pay down our Deutsche Bank revolving credit facility.

o We closed a $21.2 million seven-year loan with a fixed interest rate of 7.30%. The proceeds were used to repay $18.4 million of outstanding debt, eliminating an $18.0 million scheduled maturity in May 2002.

NOTE: THIS SUPPLEMENTAL INFORMATION CONTAINS "FORWARD LOOKING" STATEMENTS, AS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, THAT ARE BASED ON THE COMPANY'S CURRENT EXPECTATIONS, ESTIMATES AND PROJECTIONS ABOUT FUTURE EVENTS AND FINANCIAL TRENDS AFFECTING THE FINANCIAL CONDITION OF THE BUSINESS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS ABOUT THE COMPANY'S BELIEFS AND EXPECTATIONS, ARE FORWARD-LOOKING STATEMENTS. THESE STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE, EVENTS OR RESULTS AND INVOLVE POTENTIAL RISKS AND UNCERTAINTIES. ACCORDINGLY, ACTUAL RESULTS MAY DIFFER MATERIALLY. THE COMPANY UNDERTAKES NO OBLIGATIONS TO PUBLICLY UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE. FOR FURTHER INFORMATION, PLEASE REFER TO THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

              QUARTERLY SELECTED FINANCIAL SUMMARY DATA
                       (DOLLARS IN THOUSANDS)

                                                       2001                                         2000
                                                     ---------------------------------------------------------------------------
                                                      MARCH 31       DECEMBER 31      SEPTEMBER 30       JUNE 30        MARCH 31
                                                      --------       -----------      ------------       -------        --------
Total Revenues from Real Estate Operations            $ 29,701        $ 28,676          $ 28,039        $ 26,417        $ 25,861

Net Operating Income from Real Estate Operations        21,235          20,536            19,989          18,980          18,253

EBITDA                                                  19,490          19,298            18,559          17,772          16,952

Net Income before Preferred Dividends                    3,726           4,087             3,685           3,712           3,649
Preferred Dividends                                       (881)           (782)             (781)         (1,119)         (1,120)
                                                      --------        --------          --------        --------        --------
NET INCOME AVAILABLE
  TO COMMON SHAREHOLDERS                              $  2,845        $  3,305          $  2,904        $  2,593        $  2,530
                                                      ========        ========          ========        ========        ========

Funds From Operations (FFO)  - Diluted                $ 10,102        $  9,804          $  9,550        $  9,250        $  8,900
FFO PER DILUTED SHARE                                 $   0.31        $   0.31          $   0.30        $   0.29        $   0.28

Adjusted FFO - Diluted  (A)                           $  8,296        $  8,228          $  6,691        $  7,634        $  7,429
ADJUSTED FFO PER DILUTED SHARE                        $   0.25        $   0.26          $   0.23        $   0.24        $   0.23

Payout Ratios:

  FFO - DILUTED  (B)                                     64.87%          65.67%            67.42%          66.02%          68.95%

  AFFO - DILUTED  (C)                                    78.99%          78.25%            87.68%          80.00%          82.61%


TOTAL DIVIDENDS/DISTRIBUTIONS                         $  7,334        $  7,220          $  7,220        $  6,888        $  6,918


(A) For the quarter ended September 30, 2000, the Series C convertible preferred units were anti-dilutive for AFFO calculations. Thus, in computing AFFO, the quarterly dividend of $572 was included in the numerator and the related 2,421 of Series C convertible preferred units (as if already converted into common shares) were excluded from the denominator.

(B) Computed by dividing total dividends/distributions (except for dividends on Series B Cumulative Redeemable Preferred Shares which are subtracted to calculate FFO) by FFO diluted.

(C) Computed by dividing total dividends/distributions (except for dividends on Series B Cumulative Redeemable Preferred Shares which are subtracted to calculate AFFO) by AFFO diluted. In addition, for the quarter ended September 30, 2000, the quarterly Series C preferred unit dividend of $572 was excluded from the numerator.

                   QUARTERLY CONSOLIDATED BALANCE SHEETS
               (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)

                                                                                        2001
                                                                                      --------       -----------
                                                                                      MARCH 31       DECEMBER 31
                                                                                      --------       -----------
ASSETS
Investment in real estate:
 Land - operational                                                                  $ 140,620       $ 140,018
 Land - development                                                                     24,683          19,069
 Construction in progress                                                               22,228          17,489
 Buildings and improvements                                                            615,586         604,666
 Investment in and advances to real estate joint ventures                                6,877           3,616
 Less: accumulated depreciation                                                        (37,652)        (33,271)
                                                                                     ---------       ---------
  NET INVESTMENT IN REAL ESTATE                                                        772,342         751,587


 Cash and cash equivalents                                                               3,806           4,981
 Restricted cash                                                                         4,468           2,703
 Accounts receivable, net                                                                5,519           3,245
 Investment in and advances to other unconsolidated entities                             2,159           6,124
 Deferred rent receivable                                                                9,335           8,644
 Deferred charges, net                                                                  15,550          12,905
 Prepaid and other assets                                                                6,726           4,501
 Furniture, fixtures and equipment, net of accumulated depreciation                      1,807             147
                                                                                     ---------       ---------
  TOTAL ASSETS                                                                       $ 821,712       $ 794,837
                                                                                     =========       =========

LIABILITIES AND BENEFICIARIES' EQUITY
Liabilities:

 Mortgage loans payable                                                              $ 478,913       $ 474,349
 Accounts payable and accrued expenses                                                  10,889          10,227
 Rents received in advance and security deposits                                         4,236           3,883
 Dividends/distributions payable                                                         7,203           7,090
 Fair value of derivatives                                                               1,993            --
 Other liabilities                                                                      10,243            --
                                                                                     ---------       ---------
  TOTAL LIABILITIES                                                                    513,477         495,549
                                                                                     ---------       ---------
Minority interests:
 Preferred Units in the Operating Partnership                                           24,367          24,367
 Common Units in the Operating Partnership                                              80,467          81,069
 Other consolidated partnership                                                            166             124
                                                                                     ---------       ---------
  TOTAL MINORITY INTERESTS                                                             105,000         105,560
                                                                                     ---------       ---------
  COMMITMENTS AND CONTINGENCIES

Beneficiaries' equity:
 Preferred Shares ($0.01 par value; 5,000,000 authorized);
   1,025,000 designated as Series A Convertible Preferred
    Shares of beneficial interest (1 share issued
    as of March 31, 2001)                                                                  --              --
   1,725,000 designated as Series B Cumulative Redeemable Preferred Shares of
    beneficial interest (1,250,000 shares issued as of March 31, 2001)                      13              12
   544,000 designated as Series D Cumulative Redeemable Preferred Shares of
    beneficial interest (544,000 shares issued as of March 31, 2001)                         5            --
 Common Shares of beneficial interest ($0.01 par value; 45,000,000 authorized,
   20,595,537 shares issued as of March 31, 2001)                                          207             206
 Treasury Shares, at cost (166,600 shares as of March 31, 2001)                         (1,415)         (1,415)
Additional paid-in capital                                                             221,682         209,388
Accumulated deficit                                                                    (12,222)        (11,064)
Value of unearned restricted Common Share grants                                        (3,042)         (3,399)
Accumulated comprehensive loss                                                          (1,993)           --
                                                                                     ---------       ---------
  TOTAL BENEFICIARIES' EQUITY                                                          203,235         193,728
                                                                                     ---------       ---------
  TOTAL BENEFICIARIES' EQUITY AND MINORITY INTERESTS                                   308,235         299,288
                                                                                     ---------       ---------
  TOTAL LIABILITIES AND BENEFICIARIES' EQUITY                                        $ 821,712       $ 794,837
                                                                                     =========       =========


                                                                                                        2000
                                                                                       ---------------------------------------
                                                                                       SEPTEMBER 30    JUNE 30         MARCH 31
                                                                                       ------------    -------         --------
ASSETS
Investment in real estate:
 Land - operational                                                                    $ 136,723       $ 141,646       $ 137,075
 Land - development                                                                       21,888          15,888          16,332
 Construction in progress                                                                 21,579          20,300          25,832
 Buildings and improvements                                                              585,067         575,531         551,332
 Investment in and advances to real estate joint ventures                                  8,606            --              --
 Less: accumulated depreciation                                                          (29,460)        (25,490)        (21,885)
                                                                                       ---------       ---------       ---------
  NET INVESTMENT IN REAL ESTATE                                                          744,403         727,875         708,686


 Cash and cash equivalents                                                                 3,259             630             869
 Restricted cash                                                                           2,007           2,903           2,507
 Accounts receivable, net                                                                  3,571           3,386           2,080
 Investment in and advances to other unconsolidated entities                               4,074           4,095           4,393
 Deferred rent receivable                                                                  7,882           6,010           5,378
 Deferred charges, net                                                                    12,667          10,953           8,133
 Prepaid and other assets                                                                  6,836           4,197           2,551
 Furniture, fixtures and equipment, net of accumulated depreciation                          166             185             203
                                                                                       ---------       ---------       ---------
  TOTAL ASSETS                                                                         $ 784,865       $ 760,234       $ 734,800
                                                                                       =========       =========       =========
LIABILITIES AND BENEFICIARIES' EQUITY
Liabilities:

 Mortgage loans payable                                                                $ 465,696       $ 436,679       $ 412,191
 Accounts payable and accrued expenses                                                     6,435          11,245           7,929
 Rents received in advance and security deposits                                           5,351           4,277           4,168
 Dividends/distributions payable                                                           7,090           6,757           6,787
 Fair value of derivatives                                                                  --              --              --
 Other liabilities                                                                          --              --              --
                                                                                       ---------       ---------       ---------
  TOTAL LIABILITIES                                                                      484,572         458,958         431,075
                                                                                       ---------       ---------       ---------

Minority interests:
 Preferred Units in the Operating Partnership                                             24,367          24,367          24,367
 Common Units in the Operating Partnership                                                81,402          78,720          80,422
 Other consolidated partnership                                                              115             109             106
                                                                                       ---------       ---------       ---------
  TOTAL MINORITY INTERESTS                                                               105,884         103,196         104,895
                                                                                       ---------       ---------       ---------

  COMMITMENTS AND CONTINGENCIES                                                             --              --              --

Beneficiaries' equity:
 Preferred Shares ($0.01 par value; 5,000,000 authorized);
   1,025,000 designated as Series A Convertible Preferred Shares
    of beneficial interest (1 share issued as of March 31, 2001)                            --                10              10
   1,725,000 designated as Series B Cumulative Redeemable Preferred Shares of
    beneficial interest (1,250,000 shares issued as of March 31, 2001)                        12              12              12
   544,000 designated as Series D Cumulative Redeemable Preferred Shares of
    beneficial interest (544,000 shares issued as of March 31, 2001)                        --              --              --
 Common Shares of beneficial interest ($0.01 par value; 45,000,000 authorized,
   20,595,537 shares issued as of March 31, 2001)                                            206             187             185
 Treasury Shares, at cost (166,600 shares as of March 31, 2001)                           (1,415)         (1,415)            (52)
Additional paid-in capital                                                               209,384         211,978         210,524
Accumulated deficit                                                                      (10,379)         (9,293)         (8,450)
Value of unearned restricted Common Share grants                                          (3,399)         (3,399)         (3,399)
Accumulated comprehensive loss                                                              --              --              --
                                                                                       ---------       ---------       ---------
  TOTAL BENEFICIARIES' EQUITY                                                            194,409         198,080         198,830
                                                                                       ---------       ---------       ---------
  TOTAL BENEFICIARIES' EQUITY AND MINORITY INTERESTS                                     300,293         301,276         303,725
                                                                                       ---------       ---------       ---------
  TOTAL LIABILITIES AND BENEFICIARIES' EQUITY                                          $ 784,865       $ 760,234       $ 734,800
                                                                                       =========       =========       =========



Note: Prior to January 1, 2001, other unconsolidated entities include Corporate
  Office Services, Inc. (COS); Corporate Office Management, Inc. (COMI); Corporate Development Services, LLC (CDS); MediTract, LLC; Corporate Management Services, LLC (CMS); Corporate Realty Management, LLC (CRM); and Martin G. Knott and Associates, LLC (MGK). Subsequent to January 1, 2001, other unconsolidated entities consist solely of Meditract, LLC and Paragon Smart Technologies, LLC.

 QUARTERLY CONSOLIDATED STATEMENTS OF OPERATIONS AND FUNDS FROM OPERATIONS (FFO)
                        (DOLLARS AND UNITS IN THOUSANDS)


                                                             2001                                   2000
                                                           --------     ------------------------------------------------------
                                                           MARCH 31     DECEMBER 31    SEPTEMBER 30     JUNE 30       MARCH 31
                                                           --------     -----------    ------------     -------       --------
REVENUES
  Rental revenue                                           $ 25,619       $ 24,269       $ 23,980       $ 23,154       $ 21,906
  Tenant recoveries and other revenue                         4,082          4,407          4,059          3,263          3,955
                                                           --------       --------       --------       --------       --------
    TOTAL REVENUES FROM REAL ESTATE OPERATIONS               29,701         28,676         28,039         26,417         25,861

EXPENSES
  Property operating                                          3,448          3,220          3,596          3,049          2,883
  Repairs and maintenance                                     3,518          3,491          3,018          3,065          3,439
  Real estate taxes                                           1,500          1,429          1,436          1,323          1,286
                                                           --------       --------       --------       --------       --------
    TOTAL PROPERTY EXPENSES FROM REAL ESTATE OPERATIONS       8,466          8,140          8,050          7,437          7,608

NET OPERATING INCOME FROM REAL ESTATE OPERATIONS             21,235         20,536         19,989         18,980         18,253

  General and administrative                                 (1,446)        (1,040)        (1,319)        (1,160)        (1,348)
  Equity in income of unconsol. real estate joint venture        30           --             --             --             --
  Earnings from service companies                              (329)          --             --             --             --
  Equity in (loss) income of other unconsolidated entities     --             (198)          (111)           (48)            47
                                                           --------       --------       --------       --------       --------

EBITDA                                                       19,490         19,298         18,559         17,772         16,952

  Interest expense                                           (8,194)        (8,266)        (7,850)        (7,404)        (6,934)
  Series B Preferred Share dividends                           (781)          (782)          (781)          (780)          (781)
  Amortization of deferred financing costs                     (383)          (416)          (349)          (311)          (306)
  Income tax benefit                                            122           --             --             --             --
  Income on options assumed to be converted                     (61)          --             --             --             --
  Depreciation on unconsolidated real estate entities            (4)            (4)            (3)            (3)            (3)
  Minority interestholders' share of operations                   4             (9)            (6)            (4)            (7)
  Depreciation of corporate FF&E                                (91)           (17)           (20)           (20)           (20)
                                                           --------       --------       --------       --------       --------

FUNDS FROM OPERATIONS (FFO)  - DILUTED                       10,102          9,804          9,550          9,250          8,900

  Depreciation and other amortization                        (4,809)        (4,485)        (4,275)        (4,287)        (3,853)
  Gain on property sales                                       --               50           --               57           --
  Loss on early extinguishment of debt                         (106)            (2)          (109)           (42)          --
  Cumulative effect adjustment for accounting change           (263)          --             --             --             --
  Income on options assumed to be converted                      61           --             --             --             --
  Depreciation on unconsolidated real estate entities             4              4              3              3              3
  Minority interestholders' share of operations                  (4)             9              6              4              7
  Series B Preferred Share dividends                            781            782            781            780            781
                                                           --------       --------       --------       --------       --------

INCOME BEFORE MINORITY INTERESTS
  AND PREFERRED SHARE DIVIDENDS                               5,766          6,162          5,956          5,765          5,839

MINORITY INTERESTS:
  Preferred Units in Operating Partnership                     (572)          (572)          (572)          (548)          (548)
  Common Units in Operating Partnership                      (1,472)        (1,494)        (1,693)        (1,501)        (1,634)
  Other consolidated partnership                                  4             (9)            (6)            (4)            (7)

Preferred Share dividends                                      (881)          (782)          (781)        (1,119)        (1,120)
                                                           --------       --------       --------       --------       --------

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS                $  2,845       $  3,305       $  2,904       $  2,593       $  2,530
                                                           --------       --------       --------       --------       --------

FUNDS FROM OPERATIONS (FFO)  - DILUTED                     $ 10,102       $  9,804       $  9,550       $  9,250       $  8,900
  Preferred Units in Operating Partnership (1)                 --             --             (572)          --             --
  Straight line rents                                          (690)          (800)        (1,872)          (693)          (742)
  Non-incremental capital expenditures                       (1,116)          (776)          (415)          (923)          (729)
                                                           --------       --------       --------       --------       --------

ADJUSTED FUNDS FROM OPERATIONS - DILUTED                   $  8,296       $  8,228       $  6,691       $  7,634       $  7,429
                                                           --------       --------       --------       --------       --------

  Preferred dividends/distributions (2)                       1,453          1,353          1,353          1,668          1,668
  Common dividends/distributions                              5,881          5,867          5,867          5,220          5,250
                                                           --------       --------       --------       --------       --------

TOTAL DIVIDENDS/DISTRIBUTIONS                              $  7,334       $  7,220       $  7,220       $  6,888       $  6,918
                                                           --------       --------       --------       --------       --------



(1) For the quarter ended September 30, 2000, the Series C convertible preferred units were anti-dilutive for AFFO calculations. Thus, in computing AFFO, the quarterly dividend of $572 was included in the numerator and the related 2,421 of Series C convertible preferred units (as if already converted into common shares) were excluded from the denominator.

(2) Includes Series B Cumulative Redeemable Preferred Share dividends deducted for FFO/AFFO computations.

   QUARTERLY CONSOLIDATED STATEMENTS OF OPERATIONS AND FFO PER DILUTED SHARE
                              (SHARES IN THOUSANDS)


                                                                   2001                             2000
                                                                 --------     ------------------------------------------------
                                                                 MARCH 31     DECEMBER 31   SEPTEMBER 30   JUNE 30    MARCH 31
                                                                 --------     -----------   ------------   -------    --------
REVENUES
  Rental revenue                                                $     0.78   $     0.76   $     0.75   $     0.71    $     0.68
  Tenant recoveries and other revenue                                 0.12         0.14         0.13         0.10          0.12
                                                                ----------   ----------   ----------   ----------    ----------
    TOTAL REVENUES FROM REAL ESTATE OPERATIONS                        0.90         0.90         0.88         0.82          0.80

EXPENSES
  Property operating                                                  0.10         0.10         0.11         0.09          0.09
  Repairs and maintenance                                             0.11         0.11         0.09         0.09          0.11
  Real estate taxes                                                   0.05         0.04         0.04         0.04          0.04
                                                                ----------   ----------   ----------   ----------    ----------
    TOTAL PROPERTY EXPENSES FROM REAL ESTATE OPERATIONS               0.26         0.25         0.25         0.23          0.24

NET OPERATING INCOME FROM REAL ESTATE OPERATIONS                      0.64         0.64         0.63         0.59          0.56

  General and administrative                                         (0.04)       (0.03)       (0.04)       (0.04)        (0.04)
  Equity in income of unconsol. real estate joint venture             0.00         --           --           --            --
  Earnings from service companies                                    (0.01)        --           --           --            --
  Equity in (loss) income of other unconsolidated entities            --          (0.01)       (0.00)       (0.00)         0.00
                                                                ----------   ----------   ----------   ----------    ----------

EBITDA                                                                0.59         0.60         0.58         0.55          0.52

  Interest expense                                                   (0.25)       (0.26)       (0.25)       (0.23)        (0.21)
  Series B Preferred Share dividends                                 (0.02)       (0.02)       (0.02)       (0.02)        (0.02)
  Amortization of deferred financing costs                           (0.01)       (0.01)       (0.01)       (0.01)        (0.01)
  Income tax benefit                                                  0.00         --           --           --            --
  Income on options assumed to be converted                          (0.00)        --           --           --            --
  Depreciation on unconsolidated real estate entities                (0.00)       (0.00)       (0.00)       (0.00)        (0.00)
  Minority interestholders' share of operations                       0.00        (0.00)       (0.00)       (0.00)        (0.00)
  Depreciation of corporate FF&E                                     (0.00)       (0.00)       (0.00)       (0.00)        (0.00)
                                                                ----------   ----------   ----------   ----------    ----------

FUNDS FROM OPERATIONS (FFO)  - DILUTED                                0.31         0.31         0.30         0.29          0.28

  Depreciation and other amortization                                (0.15)       (0.14)       (0.13)       (0.13)        (0.12)
  Gain on property sales                                               --          0.00         --           0.00          --
  Loss on early extinguishment of debt                               (0.00)       (0.00)       (0.00)       (0.00)         --
  Cumulative effect adjustment for accounting change                 (0.01)        --           --           --            --
  Income on options assumed to be converted                           0.00         --           --           --            --
  Depreciation on unconsolidated real estate entities                 0.00         0.00         0.00         0.00          0.00
  Minority interestholders' share of operations                      (0.00)        0.00         0.00         0.00          0.00
  Series B Preferred Share dividends                                  0.02         0.02         0.02         0.02          0.02
                                                                ----------   ----------   ----------   ----------    ----------

INCOME BEFORE MINORITY INTERESTS AND
  PREFERRED SHARE DIVIDENDS                                           0.18         0.19         0.19         0.18          0.18

MINORITY INTERESTS:
  Preferred Units in Operating Partnership                           (0.02)       (0.02)       (0.02)       (0.02)        (0.02)
  Common Units in Operating Partnership                              (0.04)       (0.05)       (0.05)       (0.05)        (0.05)
  Other consolidated partnership                                      0.00        (0.00)       (0.00)       (0.00)        (0.00)

Preferred Share dividends                                            (0.03)       (0.02)       (0.02)       (0.03)        (0.03)
                                                                ----------   ----------   ----------   ----------    ----------

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS                     $     0.09   $     0.10   $     0.09   $     0.08    $     0.08
                                                                ==========   ==========   ==========   ==========    ==========

FUNDS FROM OPERATIONS (FFO)  - DILUTED                          $     0.31   $     0.31   $     0.30   $     0.29    $     0.28
  Preferred Units in Operating Partnership                             --           --         (0.02)         --            --
  Straight line rents                                                (0.02)       (0.02)       (0.06)       (0.02)        (0.02)
  Non-incremental capital expenditures                               (0.03)       (0.02)       (0.01)       (0.03)        (0.02)
                                                                ----------   ----------   ----------   ----------    ----------

ADJUSTED FUNDS FROM OPERATIONS - DILUTED                        $     0.25   $     0.26   $     0.23   $     0.24    $     0.23
                                                                ==========   ==========   ==========   ==========    ==========
For FFO Computations:
Weighted Average Converted Preferred Shares/Units                    3,299        2,421        2,421        4,642         4,642
Weighted Average Common Shares/Units Outstanding                    29,643       29,611       29,561       27,750        27,683
                                                                ----------   ----------   ----------   ----------    ----------
WEIGHTED AVERAGE DILUTED SHARES OUTSTANDING                         32,942       32,032       31,982       32,393        32,325
                                                                ==========   ==========   ==========   ==========    ==========

For AFFO Computations:
Weighted Average Converted Preferred Shares/Units                    3,299        2,421         --          4,642         4,642
Weighted Average Common Shares/Units Outstanding                    29,643       29,611       29,561       27,750        27,683
                                                                ----------   ----------   ----------   ----------    ----------
WEIGHTED AVERAGE DILUTED SHARES OUTSTANDING                         32,942       32,032       29,561       32,393        32,325
                                                                ==========   ==========   ==========   ==========    ==========

              QUARTERLY CONSOLIDATED STATEMENTS OF OPERATIONS
                 AND FFO AS A PERCENTAGE OF TOTAL REVENUES

                                                               2001                              2000
                                                             --------  --------------------------------------------------
                                                             MARCH 31  DECEMBER 31   SEPTEMBER 30    JUNE 30     MARCH 31
                                                             --------  -----------   ------------    -------     --------
REVENUES
  Rental revenue                                                  86%         85%         86%         88%         85%
  Tenant recoveries and other revenue                             14%         15%         14%         12%         15%
                                                                 ---         ---         ---         ---         ---
    TOTAL REVENUES FROM REAL ESTATE OPERATIONS                   100%        100%        100%        100%        100%

EXPENSES
  Property operating                                              12%         11%         13%         12%         11%
  Repairs and maintenance                                         12%         12%         11%         12%         13%
  Real estate taxes                                                5%          5%          5%          5%          5%
                                                                 ---         ---         ---         ---         ---
    TOTAL PROPERTY EXPENSES FROM REAL ESTATE OPERATIONS           29%         28%         29%         28%         29%

NET OPERATING INCOME FROM REAL ESTATE OPERATIONS                  71%         72%         71%         72%         71%

  General and administrative                                      (5%)        (4%)        (5%)        (4%)        (5%)
  Equity in income of unconsol. real estate joint venture          0%          0%          0%          0%          0%
  Earnings from service companies                                 (1%)         0%          0%          0%          0%
  Equity in (loss) income of other unconsolidated entities         0%         (1%)        (0%)        (0%)         0%
                                                                 ---         ---         ---         ---         ---

EBITDA                                                            66%         67%         66%         67%         66%

  Interest expense                                               (28%)       (29%)       (28%)       (28%)       (27%)
  Series B Preferred Share dividends                              (3%)        (3%)        (3%)        (3%)        (3%)
  Amortization of deferred financing costs                        (1%)        (1%)        (1%)        (1%)        (1%)
  Income tax benefit                                               0%          0%          0%          0%          0%
  Income on options assumed to be converted                       (0%)         0%          0%          0%          0%
  Depreciation on unconsolidated real estate entities             (0%)        (0%)        (0%)        (0%)        (0%)
  Minority interestholders' share of operations                    0%         (0%)        (0%)        (0%)        (0%)
  Depreciation of corporate FF&E                                  (0%)        (0%)        (0%)        (0%)        (0%)
                                                                 ---         ---         ---         ---         ---

FUNDS FROM OPERATIONS (FFO) - DILUTED                             34%         34%         34%         35%         34%

  Depreciation and other amortization                            (16%)       (16%)       (15%)       (16%)       (15%)
  Gain on property sales                                           0%          0%          0%          0%          0%
  Loss on early extinguishment of debt                            (0%)        (0%)        (0%)        (0%)         0%
  Cumulative effect adjustment for accounting change              (1%)         0%          0%          0%          0%
  Income on options assumed to be converted                        0%          0%          0%          0%          0%
  Depreciation on unconsolidated real estate entities              0%          0%          0%          0%          0%
  Minority interestholders' share of operations                   (0%)         0%          0%          0%          0%
  Series B Preferred Share dividends                               3%          3%          3%          3%          3%
                                                                 ---         ---         ---         ---         ---

INCOME BEFORE MINORITY INTERESTS AND
  PREFERRED SHARE DIVIDENDS                                       19%         21%         21%         22%         23%

MINORITY INTERESTS:
  Preferred Units in Operating Partnership                        (2%)        (2%)        (2%)        (2%)        (2%)
  Common Units in Operating Partnership                           (5%)        (5%)        (6%)        (6%)        (6%)
  Other consolidated partnership                                   0%         (0%)        (0%)        (0%)        (0%)

Preferred Share dividends                                         (3%)        (3%)        (3%)        (4%)        (4%)
                                                                 ---         ---         ---         ---         ---
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS                       10%         12%         10%         10%         10%
                                                                 ===         ===         ===         ===         ===

FUNDS FROM OPERATIONS (FFO) - DILUTED                             34%         34%         34%         35%         34%
  Preferred Units in Operating Partnership                         0%          0%         (2%)         0%          0%
  Straight line rents                                             (2%)        (3%)        (7%)        (3%)        (3%)
  Non-incremental capital expenditures                            (4%)        (3%)        (1%)        (3%)        (3%)

ADJUSTED FUNDS FROM OPERATIONS - DILUTED                          28%         29%         24%         29%         29%
                                                                 ===         ===         ===         ===         ===

                            QUARTERLY EQUITY ANALYSIS
     (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA, SHARE PRICES AND RATIOS)

                                                            2001                                 2000
                                                          --------     --------------------------------------------------
                                                          MARCH 31     DECEMBER 31    SEPTEMBER 30    JUNE 30    MARCH 31
                                                          --------     -----------    ------------    -------    --------
COMMON EQUITY - END OF QUARTER
  Common Shares (1)                                        20,429           20,409       20,407       18,544       18,529
  Common Units                                              9,388            9,388        9,388        9,388        9,558
                                                         --------         --------     --------     --------     --------
 TOTAL                                                     29,817           29,797       29,795       27,932       28,087
                                                         --------         --------     --------     --------     --------

CONVERTIBLE PREFERRED EQUITY - END OF QUARTER
 Convertible Series A Preferred Shares Outstanding (2)          0                0            0          984          984
 Conversion Ratio                                          1.8748           1.8748       1.8748       1.8748       1.8748
 Common Shares Issued Assuming Conversion                       0                0            0        1,845        1,845
 Preferred Share Book Value                              $  25.00         $  25.00     $  25.00     $  25.00     $  25.00

 Convertible Series D Preferred Shares Outstanding (3)        544              n/a          n/a          n/a          n/a
 Conversion Ratio                                          2.2000              n/a          n/a          n/a          n/a
 Common Shares Issued Assuming Conversion                   1,197              n/a          n/a          n/a          n/a
 Preferred Share Book Value                              $  25.00              n/a          n/a          n/a          n/a

 Convertible Series C Preferred Units Outstanding (4)       1,017            1,017        1,017          975          975
 Conversion Ratio                                          2.3810           2.3810       2.3810       2.3810       2.3810
 Common Units Issued Assuming Conversion                    2,421            2,421        2,421        2,321        2,321
 Preferred Units Book Value per Unit                     $  25.00         $  25.00     $  25.00     $  25.00     $  25.00

PERPETUAL PREFERRED EQUITY - END OF QUARTER
 Redeemable Series B Shares Outstanding                     1,250            1,250        1,250        1,250        1,250
 Preferred Share Book Value                              $  25.00         $  25.00     $  25.00     $  25.00     $  25.00

WEIGHTED AVERAGE SHARES:
 Weighted Average Common Shares Outstanding                19,982           19,947       19,934       18,014       17,353
 Weighted Average Preferred Shares Outstanding
     Assuming Conversion                                      878             --           --          1,845        1,845
 Weighted Average Dilutive Options                            273              276          239          180           50
 Weighted Average Dilutive Warrants (4)                      --               --           --            476          476
 Weighted Average Common Units                              9,388            9,388        9,388        9,556       10,281
 Weighted Average Preferred Units
     Assuming  Conversion                                   2,421            2,421        2,421        2,321        2,321
                                                         --------         --------     --------     --------     --------
WEIGHTED AVG. SHARES/UNITS OUTSTANDING ASSUMING
  CONVERSION OF PREFERRED SHARES/UNITS                     32,942           32,032       31,982       32,393       32,325
                                                         --------         --------     --------     --------     --------

COMMON SHARES TRADING VOLUME
  Average Daily Volume (Shares)                                21               13           20           22           19
  Average Daily Volume (Dollars in thousands)            $ 198.00         $ 122.20     $ 188.38     $ 187.74     $ 152.05
  As a Percentage of Common Shares                            0.1%             0.1%         0.1%         0.1%         0.1%

COMMON SHARE PRICE RANGE
  Quarterly High                                         $   9.98         $  10.00     $  10.13     $   9.25     $   8.38
  Quarterly Low                                          $   9.03         $   8.94     $   8.75     $   8.00     $   7.50
  Quarterly Average                                      $   9.59         $   9.63     $   9.39     $   8.72     $   7.92

  End of Quarter                                         $   9.51         $   9.94     $   9.94     $   9.19     $   8.19

CAPITALIZATION
  Liquidation Value of Preferred Shares/Units            $ 70,267         $ 56,667     $ 56,667     $ 80,224     $ 80,224
  Market Value of Common Shares/Units                     283,560          296,106      296,088      256,625      229,962
                                                         --------         --------     --------     --------     --------
  TOTAL EQUITY MARKET CAPITALIZATION                     $353,826         $352,773     $352,754     $336,850     $310,187
                                                         ========         ========     ========     ========     ========

  TOTAL DEBT                                             $478,913         $474,349     $465,696     $436,679     $412,191
                                                         ========         ========     ========     ========     ========

  TOTAL MARKET CAPITALIZATION                            $832,739         $827,122     $818,450     $773,529     $722,378
                                                         ========         ========     ========     ========     ========

DEBT TO TOTAL MARKET CAPITALIZATION                          57.5%            57.3%        56.9%        56.5%        57.1%

DEBT TO UNDEPRECIATED BOOK VALUE
     OF REAL ESTATE ASSETS                                   59.1%            60.4%        60.0%        58.0%        56.4%


----------------
(1) Net of 166,600 treasury shares as of March 31, 2001.

(2) Converted September 28, 2000 except for 1 Convertible
    Series A preferred share.

(3) We issued 544,000 Convertible Series D preferred shares on January 25, 2001.

(4) Eliminated a warrant to acquire a maximum of 476,200 common units in exchange for the issuance of 42,000 Series C convertible preferred units in July 2000.

                                QUARTERLY VALUATION ANALYSIS
                  (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA AND RATIOS)

                                                                     2001                                2000
                                                                   --------   ------------------------------------------------
                                                                   MARCH 31   DECEMBER 31  SEPTEMBER 30   JUNE 30  MARCH 31
                                                                   --------   -----------  ------------   -------  --------
PRICING MULTIPLES
NOI Multiple
  (Market value of Common Equity + Avg. Preferred
  Share/Units+ Avg. Total Debt) / Ann. NOI                            9.76x       9.99x      10.05x      10.10x       9.80x

EBITDA Multiple
  (Market value of Common Equity + Avg. Preferred
  Share/Units + Avg. Total Debt) / Ann. EBITDA                       10.64x      10.63x      10.83x      10.79x      10.55x

FFO Multiple
  (Quarter End Common Share Price / Ann. FFO - diluted)               7.75x       8.12x       8.32x       8.04x       7.43x

AFFO Multiple
  (Quarter End Common Share Price / Ann. AFFO - diluted)              9.44x       9.67x      10.98x       9.75x       8.91x

NOI Yield
  (Ann. NOI / (Market value of Common Equity + Avg
   Preferred Share/Units  + Avg. Debt))                               10.24%      10.01%       9.95%       9.90%      10.21%

EBITDA Yield
  (Ann. EBITDA / (Market value of Common Equity + Avg
   Preferred Share/Units + Avg. Debt))                                 9.40%       9.41%       9.24%       9.27%       9.48%

FFO Yield
  (Ann. FFO  / Quarter End Common Share Price)                        12.90%      12.32%      12.02%      12.43%      13.45%

AFFO Yield
  (Ann. AFFO / Quarter End Common Share Price)                        10.59%      10.34%       9.11%      10.26%      11.23%

Total Market Capitalization Per Square Foot
  ((Market Value of Common Stock + Preferred Share/Units +
   Total Debt ) / GLA) (1)                                          $124.70     $127.79     $128.86     $121.76     $118.79

RETURNS
Yield on Real Estate Owned  - NOI
  (Ann. NOI / Avg. Adjusted Gross Real Estate Investment) (2)         11.30%      11.16%      11.07%      10.80%      10.67%

Yield on Real Estate Owned -  EBITDA
  (Ann. EBITDA / Avg. Adjusted Gross Real Estate Investment) (2)      10.37%      10.49%      10.28%      10.12%       9.91%

Return on Book Value of Average Equity & Minority Interest
  (Ann. EBTDA / Avg. Equity & Minority Interest)                      14.87%      14.72%      14.24%      13.71%      13.17%



(1) Excludes square footage of assets under development, under construction or held in a joint venture.

(2) Excludes land-development, construction in progress and investment in development real estate joint ventures as these assets are not yet income generating.

                    QUARTERLY DEBT ANALYSIS
                     (DOLLARS IN THOUSANDS)

                                                               2001                                   2000
                                                             --------      -----------------------------------------------------
                                                             MARCH 31      DECEMBER 31   SEPTEMBER 30     JUNE 30       MARCH 31
                                                             --------      -----------   ------------     -------       --------
DEBT OUTSTANDING
  Mortgage Loans                                            $  356,872     $  329,955     $ 338,063      $ 313,325      $ 319,624
  Construction Loans                                            18,950         33,058        25,586         38,669         29,067
  Revolving Credit Facility                                     29,091         29,091         4,761           --             --
  Secured Revolving Credit Facility                             74,000         82,245        97,285         84,685         63,500
                                                            ----------     ----------     ---------      ---------      ---------
                                                            $  478,913     $  474,349     $ 465,695      $ 436,679      $ 412,191
                                                            ==========     ==========     =========      =========      =========
AVERAGE OUTSTANDING BALANCE
  Mortgage Loans                                            $  344,023     $  325,971     $ 319,745      $ 318,249      $ 317,436
  Construction Loans                                            26,967         28,277        37,700         34,145         26,551
  Revolving Credit Facility                                     29,091         22,545         2,381           --             --
  Secured Revolving Credit Facility                             75,507         90,910        91,239         77,794         61,199
                                                            ----------     ----------     ---------      ---------      ---------
                                                            $  475,588     $  467,703     $ 451,065      $ 430,188      $ 405,186
                                                            ==========     ==========     =========      =========      =========
INTEREST RATE STRUCTURE
  Fixed                                                     $  240,501     $  201,715     $ 305,614      $ 277,575      $ 283,624
  Variable                                                      13,412        147,634        60,081        109,104        128,567
  Variable Subject to Interest Rate Protection  (1 - 4)        225,000        125,000       100,000         50,000           --
                                                            ----------     ----------     ---------      ---------      ---------
                                                            $  478,913     $  474,349     $ 465,695      $ 436,679      $ 412,191
                                                            ==========     ==========     =========      =========      =========

  % of Fixed Rate Loans (A)                                      50.22%         42.52%        65.63%         63.56%         68.81%
  % of Variable Rate Loans                                       49.78%         57.48%        34.37%         36.44%         31.19%
                                                            ----------     ----------     ---------      ---------      ---------
                                                                100.00%        100.00%       100.00%        100.00%        100.00%
                                                            ==========     ==========     =========      =========      =========

(A) Excludes interest rate protection agreements.

AVERAGE INTERESTS RATES
  Mortgage & Construction Loans                                   7.44%          7.84%         7.62%          7.52%          7.53%
  Revolving Credit Facility                                       7.31%          8.17%         8.12%           n/a            n/a
  Secured Revolving Credit Facility                               7.85%          8.38%         8.33%          8.11%          7.68%
  Total Weighted Average                                          7.50%          7.96%         7.64%          7.58%          7.55%

DEBT RATIOS
Debt to Total Market Capitalization                               57.5%          57.3%         56.9%          56.5%          57.1%
Debt to Undepreciated Book Value of Real Estate Assets            59.1%          60.4%         60.0%          58.0%          56.4%

COVERAGE RATIOS (EXCLUDING CAPITALIZED INTEREST)
  Interest Coverage - NOI                                        2.59x          2.48x         2.55x          2.56x          2.63x
          (NOI / Interest)
  Interest Coverage - EBITDA                                     2.38x          2.33x         2.36x          2.40x          2.44x
          (EBITDA / Interest)
  Interest Coverage - EBITDA - YTD                               2.38x          2.38x         2.40x          2.42x          2.44x
          (EBITDA / Interest - Year-to-date)
  Debt Service Coverage - NOI                                    2.32x          2.20x         2.28x          2.32x          2.35x
          (NOI / (Interest + Principal Amortization))
  Debt Service Coverage - EBITDA                                 2.13x          2.07x         2.11x          2.17x          2.18x
          (EBITDA / (Interest + Principal Amortization))
  Fixed Charge Coverage - NOI                                    2.20x          2.13x         2.17x          2.09x          2.12x
          (NOI / (Interest + Preferred Distribution))
  Fixed Charge Coverage - EBITDA                                 2.02x          2.01x         2.02x          1.96x          1.97x
          (EBITDA / (Interest + Preferred Distribution))


(1) We purchased a $50 million 2-year cap on LIBOR at a rate of 7.7% which expires May 31, 2002.
(2) We purchased a $50 million 1-year cap on LIBOR at a rate of 7.0% which expires October 13, 2001.
(3) We purchased a $25 million 1-year cap on LIBOR at a rate of 7.0% which expires October 13, 2001.
(4) We executed a $100 million notional amount swap exchanging 30-day floating LIBOR for LIBOR of 5.76% over a two-year period which expires January 2, 2003.

                            QUARTERLY OPERATING RATIOS
              (DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA AND RATIOS)

                                                                  2001                                2000
                                                                 --------    -------------------------------------------------
                                                                 MARCH 31    DECEMBER 31   SEPTEMBER 30   JUNE 30     MARCH 31
                                                                 --------    -----------   ------------   -------     --------
OPERATING RATIOS

NOI as a % of Real Estate Revenues

  (NOI  / (Rental Revenue + Oper. Expense Reimb.))                 71.50%       71.61%       71.29%       71.85%       70.58%

EBITDA as a % of Real Estate Revenues

  (EBITDA / (Rental Revenue + Oper. Expense Reimb.))               65.62%       67.30%       66.19%       67.27%       65.55%

G&A as a % of Real Estate Revenues

  (G&A / (Rental Revenue + Oper. Expense Reimb.))                   4.87%        3.63%        4.70%        4.39%        5.21%

G&A as a % of EBITDA

  (G&A / EBITDA)                                                    7.42%        5.39%        7.11%        6.53%        7.95%

Quarter end occupancy for entire portfolio                         96.95%       97.03%       97.33%       96.66%       97.26%

Quarter end % leased for office portfolio                          98.39%       98.17%       98.30%       98.40%       98.00%

Non-Incremental Capital Expenditures                           $   1,116    $     776    $     415    $     923    $     729

Non-Incremental Capital Expenditures per average square feet   $    0.34    $    0.12    $    0.07    $    0.15    $    0.12

Non-Incremental Capital Expenditures per Diluted Share         $    0.03    $    0.02    $    0.01    $    0.03    $    0.02

Non-Incremental Capital Expenditures as a % of NOI                  5.26%        3.78%        2.08%        4.86%        3.99%


                      QUARTERLY DIVIDEND ANALYSIS

                                                  2001                               2000
                                                --------   --------------------------------------------------
                                                MARCH 31   DECEMBER 31   SEPTEMBER 30    JUNE 30     MARCH 31
                                                --------   -----------   ------------    -------     --------
COMMON SHARE DIVIDENDS
  Dividends per share/unit                   $    0.20    $    0.20    $    0.20    $    0.19    $    0.19
  Increase over prior quarter                      0.0%         0.0%         5.3%         0.0%         0.0%
  Increase over prior year                         5.3%         5.3%         5.3%         5.6%         5.6%

COMMON DIVIDEND PAYOUT RATIOS
  Payout - FFO - Diluted                          64.9%        65.7%        67.4%        66.0%        69.0%
          ((Dividend + Distributions)/FFO)
  Payout - AFFO - Diluted                         79.0%        78.3%        87.7%        80.0%        82.6%
          (Dividend /FAD)
  Dividend Coverage - FFO - Diluted              1.54x        1.52x        1.48x        1.51x        1.45x
          (FFO /dividends)
  Dividend Coverage - AFFO - Diluted             1.27x        1.28x        1.14x        1.25x        1.21x
          (AFFO /dividends)

COMMON DIVIDEND YIELDS
  Dividend Yield                                  8.41%        8.05%        8.05%        8.27%        9.28%

SERIES C PREFERRED UNIT DISTRIBUTIONS
  Preferred Unit Distributions Per Share     $  0.5625    $  0.5625    $  0.5625    $  0.5625    $  0.5625
  Preferred Unit Distributions Yield              9.00%        9.00%        9.00%        9.00%        9.00%
  Quarter End Book Value                     $   25.00    $   25.00    $   25.00    $   25.00    $   25.00

SERIES A PREFERRED SHARE DIVIDENDS
  Preferred Share Dividends Per Share        $ 0.34375    $ 0.34375    $ 0.34375    $ 0.34375    $ 0.34375
  Preferred Share Dividend Yield                  5.50%        5.50%        5.50%        5.50%        5.50%
  Quarter End Book Value                     $   25.00    $   25.00    $   25.00    $   25.00    $   25.00

SERIES B PREFERRED SHARE DIVIDENDS
  Preferred Share Dividends Per Share        $  0.6250    $  0.6250    $  0.6250    $  0.6250    $  0.6250
  Preferred Share Dividend Yield                 10.00%       10.00%       10.00%       10.00%       10.00%
  Quarter End Book Value                     $   25.00    $   25.00    $   25.00    $   25.00    $   25.00

SERIES D PREFERRED SHARE DIVIDENDS (1)
  Preferred Share Dividends Per Share        $  0.2500          n/a          n/a          n/a          n/a
  Preferred Share Dividend Yield                  4.00%         n/a          n/a          n/a          n/a
  Quarter End Book Value                     $   25.00          n/a          n/a          n/a          n/a


-----------------
(1) We issued 544,000 of Series D Convertible Preferred Shares on January 25, 2001. Dividend was prorated based upon the number of days outstanding from date of issuance through quarter end. Prorated dividend was $.1833 per share.

                    INVESTOR COMPOSITION AND ANALYST COVERAGE
                             (AS OF MARCH 31, 2001)

                                                                  AS IF CONVERTED                 FULLY DILUTED
                                      COMMON            COMMON      PREFERRED                         OWNERSHIP
SHAREHOLDER CLASSIFICATION            SHARES             UNITS    SHARES / UNITS         TOTAL        % OF TOTAL
--------------------------            ------             -----    ---------------        -----         ----------
Constellation Real Estate, Inc.       8,876,171            --                 2       8,876,173           26.55%

Insiders                              1,123,628       7,837,937            --         8,961,565           26.80%

Institutional Ownership               3,679,986            --              --         3,679,986           11.01%

Other / Retail                        6,749,152       1,549,599       3,617,472      11,916,223           35.64%
                                     ----------       ---------       ---------      ----------          ------
                                     20,428,937       9,387,536       3,617,474      33,433,947          100.00%
                                     ==========       =========       =========      ==========          ======



                                     MARCH 31,      DECEMBER 31,   SEPTEMBER 30,     JUNE 30,        MARCH 31,
RESEARCH COVERAGE                      2001            2000            2000            2000            2000
                                  -------------    -------------   -------------   -------------   -------------
A. G. Edwards                           x               x               x
Deutsche Banc Alex. Brown               x               x                                               x
Credit Suisse First Boston              x               x               x               x               x
Ferris, Baker Watts, Incorporated       x
Janney Montgomery Scott                 x               x               x               x               x
Tucker Anthony Cleary Gull                                                              x               x
Johnston, Lemon                                                                         x               x
Legg Mason Wood Walker, Inc.            x               x               x               x               x
Prudential Securities Incorporated                                      x               x               x
McDonald Investments                    x               x               x               x               x



SOURCE: INSTITUTIONAL OWNERSHIP WAS OBTAINED FROM FILED FORMS 13(f) AS OF DECEMBER 31, 2000 PER VICKERS STOCK RESEARCH CORPORATION.

                  DEBT MATURITY SCHEDULE - MARCH 31, 2001
                           (DOLLARS IN THOUSANDS)

             MORTGAGES                                                    $125,000
           ------------                                                    SECURED             $50,000
YEAR OF      MONTHLY       DUE ON   CONSTRUCTION (1)  TERM CREDIT (2)     REVOLVING        REVOLVING CREDIT     TOTAL SCHEDULED
MATURITY   AMORTIZATION   MATURITY      LOANS            FACILITY       CREDIT FACILITY        FACILITY             PAYMENTS
--------   ------------  --------   ----------------  ---------------   ---------------    ----------------     ---------------
2001         3,348        7,000          2,000            --                 --                29,091               41,439
2002         4,612       11,565          6,631          90,954               --                  --                113,762
2003         4,575       12,719          3,464            --                 --                  --                 20,758
2004         4,617       25,762           --              --             74,000                  --                104,379
2005         4,550       16,368           --              --                 --                  --                 20,918
2006         4,295       59,975           --              --                 --                  --                 64,270
2007         3,202        6,142           --              --                 --                  --                  9,344
2008         2,237      101,806           --              --                 --                  --                104,043
          --------     --------       --------        --------         --------              --------             --------
          $ 31,436     $241,337       $ 12,095        $ 90,954         $ 74,000              $ 29,091             $478,913
          ========     ========       ========        ========         ========              ========             ========

Notes:
------------------

(1) We have the right to extend a $3,623 construction loan for a one-year period, subject to certain conditions, upon maturity in 2002. The above table includes this maturity in 2002. The loan balances as of March 31 represent the outstanding balance as of that date.

(2) The Term Credit Facility was extended through October 13, 2001. We have the right to extend for another one-year period, subject to certain conditions. This loan has been presented as maturing in October 2002 in the above table.

 We have obtained interest rate protection agreements as follows:
     $50 million cap on thirty-day LIBOR at 7.7% expiring in May 2002.
     $50 million cap on thirty-day LIBOR at 7.0% expiring in October 2001.
     $25 million cap on thirty-day LIBOR at 7.0% expiring in October 2001.
     $100 million notional amount swap of thirty-day LIBOR at 5.76% expiring in January 2003.

                    PROPERTY SUMMARY BY REGION - MARCH 31, 2001

                                                                                   SINGLE                           ANTICIPATED
                                                                                 STORY (S) OR   RENTABLE          RENTABLE SQUARE
                                                                    YEAR BUILT   MULTI-STORY     SQUARE                FEET -
                                           SUBMARKET        STATE  OR RENOVATED     (M)           FEET              DEVELOPMENT
                                   ------------------------ -----  ------------  ------------   --------         ----------------
OFFICE PROPERTIES
BALTIMORE /WASHINGTON CORRIDOR
131 National Business Parkway                   BWI Airport   MD      1990           M           68,906
132 National Business Parkway                   BWI Airport   MD      2000           M          117,568
133 National Business Parkway                   BWI Airport   MD      1997           M           88,666
134 National Business Parkway                   BWI Airport   MD      1999           M           93,482
135 National Business Parkway                   BWI Airport   MD      1998           M           86,863
141 National Business Parkway                   BWI Airport   MD      1990           M           86,964
2721 Phoenix Road (221 NBP)                     BWI Airport   MD      2000           M          117,890
2701 Phoenix Road (201 NBP) (1)                 BWI Airport   MD                     M                            118,000
2711 Phoenix Road (211 NBP) (1)                 BWI Airport   MD                     M                            150,000
1099 Winterson Road                             BWI Airport   MD      1988           M           70,938
1190 Winterson Road                             BWI Airport   MD      1987           M           68,567
1199 Winterson Road                             BWI Airport   MD      1988           M           96,636
1201 Winterson Road                             BWI Airport   MD      1985           M           67,903
1331 Ashton Road                                BWI Airport   MD      1989           S           29,936
1334 Ashton Road                                BWI Airport   MD      1989           S           37,565
1340 Ashton Road                                BWI Airport   MD      1989           S           46,400
1341 Ashton Road                                BWI Airport   MD      1989           S           15,841
1343 Ashton Road                                BWI Airport   MD      1989           S            9,962
1344 Ashton Road                                BWI Airport   MD      1989           M           16,865
1350 Dorsey Road                                BWI Airport   MD      1989           S           19,992
2730 Hercules Road                              BWI Airport   MD      1990           M          240,336
7240 Parkway Drive                              BWI Airport   MD      1985           M           73,500
7318 Parkway Drive                              BWI Airport   MD      1984           S           59,204
7321 Parkway Drive                              BWI Airport   MD      1984           S           39,822
7467 Ridge Road                                 BWI Airport   MD      1990           M           73,756
800 International Drive                         BWI Airport   MD      1988           S           50,979
849 International Drive                         BWI Airport   MD      1988           M           68,186
881 Elkridge Landing Road                       BWI Airport   MD      1986           M           73,572
891 Elkridge Landing Road (1)                   BWI Airport   MD      2001           M           56,489
900 Elkridge Landing Road                       BWI Airport   MD      1982           M           97,139
900 International Drive                         BWI Airport   MD      1986           S           57,140
901 Elkridge Landing Road (1)                   BWI Airport   MD      2001           M           56,847
911 Elkridge Landing Road                       BWI Airport   MD      1985           M           68,297
920 Elkridge Landing Road (1)                   BWI Airport   MD      2001           M           96,566
921 Elkridge Landing Road                       BWI Airport   MD      1983           M           54,057
930 International Drive                         BWI Airport   MD      1986           S           57,140
938 Elkridge Landing Road (1)                   BWI Airport   MD      2001           M           52,988
939 Elkridge Landing Road                       BWI Airport   MD      1983           M           53,031
940 Elkridge Landing Road (1)                   BWI Airport   MD      2001           M           51,704
999 Corporate Boulevard                         BWI Airport   MD      2000           M           67,351
1302 Concourse Drive                            BWI Airport   MD      1996           M           84,607
1304 Concourse Drive                            BWI Airport   MD                     M                            100,000
1306 Concourse Drive                            BWI Airport   MD      1990           M          114,046
1615 and 1629 Thames Street                  Baltimore City   MD      1989           M          103,683
9690 Deereco Road                    North Baltimore County   MD      1988           M          133,702
375 West Padonia Road                North Baltimore County   MD      1986           M          100,804
9140 Route 108                      Howard County Perimeter   MD   1974/1985         S          150,000
6716 Alexander Bell Drive           Howard County Perimeter   MD      1990           M           52,002
6740 Alexander Bell Drive           Howard County Perimeter   MD      1992           M           61,878
6750 Alexander Bell Drive           Howard County Perimeter   MD      2001           M           78,460
6760 Alexander Bell Drive           Howard County Perimeter   MD      1991           M           37,248
6940 Columbia Gateway Drive         Howard County Perimeter   MD      1999           M          108,737
6950 Columbia Gateway Drive         Howard County Perimeter   MD      1998           M          107,778
6731 Columbia Gateway Drive         Howard County Perimeter   MD                     M                            122,889
Montpelier Research Phase I (1)     Howard County Perimeter   MD                     M                             44,000
Robert Fulton Drive - Phase I (1)   Howard County Perimeter   MD                     M                            144,350
7200 Riverwood Drive                Howard County Perimeter   MD      1986           S          160,000
8815 Centre Park Drive              Howard County Perimeter   MD      1987           M           53,782
14502 Greenview Drive                                Laurel   MD      1988           M           71,873
14504 Greenview Drive                                Laurel   MD      1985           M           69,194
6009 - 6011 Oxon Hill Road         Southern Prince George's   MD      1990           M          181,768
                                                     County                                    ---------         --------
                                        # OF OPERATING BUILDINGS:      55
                                                                      ----
  TOTAL BALTIMORE / WASHINGTON  CORRIDOR:                                                      4,258,610          679,239
                                                                                               ---------          -------


(1) This property is owned through a joint venture.

                     PROPERTY SUMMARY BY REGION - MARCH 31, 2001

                                                                                   SINGLE                           ANTICIPATED
                                                                                 STORY (S) OR   RENTABLE          RENTABLE SQUARE
                                                                    YEAR BUILT   MULTI-STORY     SQUARE                FEET -
                                           SUBMARKET        STATE  OR RENOVATED     (M)           FEET              DEVELOPMENT
                                   ------------------------ -----  ------------  ------------   --------          ---------------
OFFICE PROPERTIES
GREATER PHILADELPHIA
751 Jolly Road                            Blue Bell          PA       1966/1991       M          112,958
753 Jolly Road                            Blue Bell          PA      1960/1992-94     M          419,472
760 Jolly Road                            Blue Bell          PA       1974/1994       M          208,854
785 Jolly Road                            Blue Bell          PA       1970/1996       M          219,065
                                                                                               ---------              ---------
                                    # OF OPERATING BUILDINGS:             4
                                                                         ----
    TOTAL GREATER PHILADELPHIA:                                                                  960,349                      -
                                                                                               ---------              ---------
GREATER HARRISBURG
2601 Market Place                         East Shore         PA          1989         M           67,743
2605 Interstate Drive                     East Shore         PA          1990         M           84,268
6375 Flank Drive                          East Shore         PA          2000         S           19,783
6385 Flank Drive                          East Shore         PA          1995         S           32,800
75 Shannon Road                           East Shore         PA          1999         S           20,887
85 Shannon Road                           East Shore         PA          1999         S           12,863
95 Shannon Road                           East Shore         PA          1999         S           21,976
6340 Flank Drive                          East Shore         PA          1988         S           68,200
6345 Flank Drive                          East Shore         PA          1989         S           69,443
6360 Flank Drive                          East Shore         PA          1988         S           46,500
6380 Flank Drive                          East Shore         PA          1991         S           32,000
6400 Flank Drive                          East Shore         PA          1992         S           52,439
6405 Flank Drive                          East Shore         PA          1991         S           32,000
5035 Ritter Road                          West Shore         PA          1988         S           56,556
5070 Ritter Road -Building A              West Shore         PA          1989         S           32,000
5070 Ritter Road - Building B             West Shore         PA          1989         S           28,000
                                                                                               ---------              ---------
                                    # OF OPERATING BUILDINGS:             16
                                                                         ----
    TOTAL GREATER HARRISBURG:                                                                    677,458                      -
                                                                                               ---------              ---------

NORTHERN/CENTRAL NEW JERSEY
101 Interchange Plaza            Exit 8A -- Cranbury         NJ          1985         M           43,749
104 Interchange Plaza            Exit 8A -- Cranbury         NJ          1990         M           47,677
19 Commerce                      Exit 8A -- Cranbury         NJ          1989         S           65,277
2 Centre Drive                   Exit 8A -- Cranbury         NJ          1989         S           16,132
429 Ridge Road                   Exit 8A -- Cranbury         NJ       1966/1996       M          142,385
431 Ridge Road                   Exit 8A -- Cranbury         NJ       1958/1998       S          170,000
437 Ridge Road                   Exit 8A -- Cranbury         NJ       1962/1996       S           30,000
47 Commerce                      Exit 8A -- Cranbury         NJ       1992/1998       S           41,398
7 Centre Drive                   Exit 8A -- Cranbury         NJ          1989         S           19,466
8 Centre Drive                   Exit 8A -- Cranbury         NJ          1986         S           16,199
68 Culver Road                   Exit 8A -- Cranbury         NJ          2000         M           57,280
4301 Route 1                       Monmouth Junction         NJ          1986         M           61,300
695 Route 46                                   Wayne         NJ          1990         M          157,394
710 Route 46                                   Wayne         NJ          1985         M          101,791                      -
                                                                                               ---------              ---------
                                    # OF OPERATING BUILDINGS:            14
                                                                        ----
    TOTAL NORTHERN / CENTRAL NEW JERSEY:                                                         970,048                      -
                                                                                               ---------              ---------
TOTAL OFFICE PROPERTIES             # OF OPERATING BUILDINGS:            89                    6,866,465                679,239
                                                                        ----                   ---------              ---------
RETAIL PROPERTIES

114 National Business Parkway            BWI Airport         MD                       S                -                 10,000
                                                                                               ---------              ---------
                                    # OF OPERATING BUILDINGS:            0
                                                                        ----
          TOTAL RETAIL PROPERTIES                                                                      -                 10,000
                                                                                               ---------              ---------

TOTAL PORTFOLIO                     # OF OPERATING BUILDINGS:            89                    6,866,465                689,239
                                                                        ----                   =========              =========

                 PROPERTY OCCUPANCY RATES BY REGION BY QUARTER

                                                OFFICE
                         -----------------------------------------------------
                                         BALTIMORE /  NORTHERN /
                           GREATER       WASHINGTON    CENTRAL       GREATER        TOTAL                            TOTAL
                         PHILADELPHIA     CORRIDOR    NEW JERSEY    HARRISBURG      OFFICE         RETAIL          PORTFOLIO
                         -------------   ----------  -----------    ----------      ------         ------          ---------
MARCH 31, 2001
==============
Number of Buildings              4              55          14             16            89              0                89
Rentable Square Feet       960,349       4,258,610     970,048        677,458     6,866,465              -         6,866,465
Percent Occupied            100.00%          97.76%      94.03%         91.75%        96.95%             0%            96.95%

DECEMBER 31, 2000
=================
Number of Buildings              4              49          14             16            83              0                83
Rentable Square Feet       960,349       3,864,766     970,048        677,468     6,472,631              -         6,472,631
Percent Occupied            100.00%          97.84%      93.07%         93.86%        97.03%             0%            97.03%

SEPTEMBER 30, 2000
==================
Number of Buildings              4              47          15             15            81              1                82
Rentable Square Feet       960,349       3,594,058     990,385        657,685     6,202,477        149,191         6,351,668
Percent Occupied            100.00%          97.79%      96.08%         92.82%        97.33%         97.04%            97.33%

JUNE 30, 2000
=============
Number of Buildings              4              47          15             15            81              1                82
Rentable Square Feet       960,349       3,595,118     990,808        657,685     6,203,960        149,191         6,353,151
Percent Occupied            100.00%          97.38%      92.15%         94.47%        96.64%         97.41%            96.66%

MARCH 31, 2000
==============
Number of Buildings              4              44          14             15               77           2               79
Rentable Square Feet       960,349       3,333,590     934,059        657,685        5,885,683     195,325        6,081,008
Percent Occupied            100.00%          98.20%      92.94%         94.70%           97.27%      96.79%           97.26%


                TOP TWENTY OFFICE TENANTS AS OF MARCH 31, 2001
                    (DOLLARS AND SQUARE FEET IN THOUSANDS)

                                                                      PERCENTAGE OF                  PERCENTAGE        WEIGHTED
                                             TOTAL        TOTAL           TOTAL          TOTAL        OF TOTAL         AVERAGE
                                           NUMBER OF    OCCUPIED        OCCUPIED         RENTAL         RENTAL         RENTAL
TENANT                                      LEASES     SQUARE FEET     SQUARE FEET     REVENUE (1)     REVENUE      LEASE TERM (2)
                                            ------     -----------     -----------     -----------   -----------    --------------
United States of America             (3)      19           960            14.5%         $16,675         14.9%            4.8
AT&T Local Services                (4),(5)     6           415             6.3%           7,645          6.8%            7.5
Unisys                               (6)       3           741            11.2%           7,297          6.5%            8.3
Ciena Corporation                              5           298             4.5%           3,791          3.4%            4.2
Magellan Behavioral Health, Inc.               2           151             2.3%           3,259          2.9%            2.8
Booz Allen Hamilton                            4           129             1.9%           2,456          2.2%            2.8
Merck & Co., Inc.                    (6)       1           219             3.3%           2,193          2.0%            8.3
General Dynamics Government Corp.              2            94             1.4%           2,187          2.0%            9.6
Bookham Technology, Inc.                       1           150             2.3%           1,870          1.7%            6.8
Commonwealth of Pennsylvania         (4)       7           145             2.2%           1,786          1.6%            2.3
Johns Hopkins University             (4)       3            80             1.2%           1,696          1.5%            5.5
Sun Microsystems, Inc.                         2            61             0.9%           1,403          1.3%            4.8
Credit Management Solutions, Inc.              1            71             1.1%           1,380          1.2%            7.7
The Associated Press                           1            65             1.0%           1,347          1.2%           14.3
Ameritrade Holding Corporation                 1            62             0.9%           1,304          1.2%            9.3
Deutsche Banc Alex. Brown                      1            84             1.3%           1,278          1.1%            3.2
Mentor Technologies                            1            60             0.9%           1,275          1.1%            2.0
Raytheon E-Systems                   (4)       3            65             1.0%           1,189          1.1%            2.2
Computer Sciences Corporation                  1            55             0.8%           1,174          1.1%            1.1
Aerotek, Inc.                                  3            67             1.0%           1,089          1.0%            1.6
                                            -----     ---------         -------       ----------     --------
SUBTOTAL TOP 20 OFFICE TENANTS                67         3,972            60.0%          62,294         55.8%            5.7
All remaining tenants                        355         2,660            40.0%          49,321         44.2%            3.4
                                            -----     ---------         -------       ----------     --------
Total/Weighted Average                       422         6,632           100.0%        $111,615        100.0%            4.7
                                            =====     =========         =======       ==========     ========

(1) Total Rental Revenue is the monthly contractual base rent as of March 31, 2001 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases.
(2)  The weighting of the lease term was computed using Total Rental Revenue.
(3) Many of our government leases are subject to early termination provisions which are customary to government leases. The weighted average remaining lease term was computed assuming no exercise of such early termination rights.
(4)  Includes affiliated organizations or agencies.
(5) AT&T Local Services subleases 173,072 square feet under 2 leases which expire March 30, 2002. Effective April 1, 2002, this same 173,072 square feet will become directly leased by AT&T Local Services with expiration dates ranging from 2006 and 2009. The above weighted average lease term reflects the expiration date of these direct leases.
(6) Merck & Co., Inc. subleases 219,065 rentable square feet from Unisys' 960,349 leased rentable square feet.

            TOTAL RENTAL REVENUE BY GEOGRAPHIC REGION BY QUARTER (1)
                             (DOLLARS IN THOUSANDS)



                                          2001                                      2000
                                        --------        ---------------------------------------------------------
                                        MARCH 31        DECEMBER 31     SEPTEMBER 30      JUNE 30        MARCH 31
                                        --------        -----------     ------------      -------        --------
OFFICE PROPERTIES:

Greater Philadelphia                   $  2,506           $  2,506         $  2,506       $  2,506       $  2,506
Baltimore/Washington Corridor            18,573             17,224           17,197         16,297         15,830
Northern/Central New Jersey               4,922              5,311            5,326          4,969          4,706
Greater Harrisburg                        2,789              2,271            2,228          2,275          2,395
                                       --------           --------         --------       --------       --------
    Total Office Properties              28,790             27,312           27,257         26,047         25,437
                                       --------           --------         --------       --------       --------

RETAIL PROPERTIES:

    Total Retail Properties                   -                 72              261            279            281
                                       --------           --------         --------       --------       --------
TOTAL REGIONAL RENTAL REVENUE          $ 28,790           $ 27,384         $ 27,518       $ 26,326       $ 25,718
                                       ========           ========         ========       ========       ========

(1) Rental revenue represents GAAP revenue including operating expense reimbursements, straight line rent adjustments and tenant services income.


              NET OPERATING INCOME BY GEOGRAPHIC REGION BY QUARTER
                             (DOLLARS IN THOUSANDS)


                                            2001                                        2000
                                          --------        -----------------------------------------------------------------
                                          MARCH 31        DECEMBER 31       SEPTEMBER 30          JUNE 30          MARCH 31
                                          --------        -----------       ------------          -------          --------
OFFICE PROPERTIES:

Greater Philadelphia                      $  2,486          $  2,481           $  2,482           $  2,482         $  2,477
Baltimore/Washington Corridor               12,614            11,571             11,664             11,528           10,681
Northern/Central New Jersey                  3,028             3,418              3,458              3,014            2,920
Greater Harrisburg                           2,195             1,718              1,683              1,645            1,812
                                          --------          --------           --------           --------         --------
    Total Office Properties                 20,323            19,188             19,287             18,669           17,890
                                          --------          --------           --------           --------         --------

RETAIL PROPERTIES:

    Total Retail Properties                      -                55                179                222              220
                                          --------          --------           --------           --------         --------
        TOTAL REGIONAL NOI                $ 20,323          $ 19,243           $ 19,466           $ 18,891         $ 18,110
                                          ========          ========           ========           ========         ========
Other income / expenses, net                   912             1,293                523                 89              143
                                          --------          --------           --------           --------         --------

        TOTAL NOI                         $ 21,235          $ 20,536           $ 19,989           $ 18,980         $ 18,253
                                          ========          ========           ========           ========         ========


          SAME OFFICE PROPERTY CASH NET OPERATING INCOME BY QUARTER (1)
                             (DOLLARS IN THOUSANDS)

                                                  2001                                        2000
                                               ------------      -----------------------------------------------------------------
                                                 MARCH 31         DECEMBER 31      SEPTEMBER 30         JUNE 30            MARCH 31
                                                 --------         -----------      ------------         -------            --------
OFFICE PROPERTIES: (2)

Greater Philadelphia                           $     2,352       $     2,348       $     2,348        $     2,302      $     2,297
Baltimore / Washington Corridor                     10,295            10,244             9,957             10,743            9,861
Northern / Central New Jersey                        2,656             2,822             2,807              2,357            2,847
Greater Harrisburg                                   1,681             1,639             1,644              1,595            1,637
                                               -----------       -----------       -----------        -----------      -----------
    TOTAL OFFICE PROPERTIES                    $    16,984       $    17,053       $    16,756        $    16,997      $    16,642
                                               ===========       ===========       ===========        ===========      ===========


          SAME OFFICE PROPERTY GAAP NET OPERATING INCOME BY QUARTER (1)
                             (DOLLARS IN THOUSANDS)

                                                 2001                                      2000
                                                --------         ----------------------------------------------------------------
                                                MARCH 31         DECEMBER 31       SEPTEMBER 30         JUNE 30          MARCH 31
                                                --------         -----------       ------------         -------          --------
OFFICE PROPERTIES: (2)

Greater Philadelphia                          $      2,486       $    2,481        $     2,482        $    2,482       $    2,477
Baltimore / Washington Corridor                     10,567           10,468             10,450            11,127           10,266
Northern / Central New Jersey                        2,810            3,056              2,942             2,409            2,919
Greater Harrisburg                                   1,713            1,676              1,681             1,643            1,722
                                               -----------       ----------        ------------       -----------      -----------
    TOTAL OFFICE PROPERTIES                    $    17,576       $   17,681        $    17,555        $   17,661       $   17,384
                                               ===========       ==========        ===========        ==========       ===========

(1) Net operating income for same office properties has been presented on a GAAP basis and a modified cash basis which removes the effect of straight-line rents from the GAAP net operating income.

(2) Same office properties include buildings owned for a minimum of five reporting quarters.

                    OFFICE LEASE EXPIRATION ANALYSIS BY YEAR

                                                                                                    Percentage       Total Rental
                                          Square                             Total Rental            of Total         Revenue of
        Year of            Number         Footage         Percentage of       Revenue of              Rental        Expiring Leases
         Lease           of Leases       of Leases       Total Occupied        Expiring              Revenue         per Occupied
     Expiration (1)       Expiring       Expiring          Square Feet        Leases (2)             Expiring         Square Foot
     --------------      ---------       --------          -----------        ----------             --------       ---------------
                                                                                ($000s)
          2001              67             406,401             6.1%              $6,866                 6.2%            $16.89
          2002              89             998,595            15.1%              17,028                15.3%             17.05
          2003              91             871,867            13.2%              15,998                14.3%             18.35
          2004              54             624,342             9.4%              11,774                10.6%             18.86
          2005              62             696,323            10.5%              13,285                11.9%             19.08
          2006              21             400,409             6.0%               7,197                 6.4%             17.97
          2007               7             267,227             4.0%               3,907                 3.5%             14.62
          2008              10             702,622            10.6%              12,505                11.2%             17.80
          2009              11           1,209,213            18.2%              13,509                12.1%             11.17
          2010               9             389,475             5.9%               8,200                 7.3%             21.05
          2015               1              65,277             1.0%               1,347                 1.2%             20.64
                           ---           ---------           ------            --------               ------
TOTAL/WEIGHTED AVERAGE     422           6,631,751           100.0%            $111,616               100.0%            $17.34
                           ===           =========           ======            ========               ======

NOTE:  As of March 31, 2001, the weighted average lease term is 4.7 years.

(1) Many of our government leases are subject to certain early termination provisions which are customary to government leases. The year of lease expiration was computed assuming no exercise of such early termination rights.

(2) Total Rental Revenue is the monthly contractual base rent as of March 31, 2001 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases.

                        QUARTERLY OFFICE RENEWAL ANALYSIS

                                                                  BALTIMORE/       NORTHERN/
                                                    GREATER       WASHINGTON        CENTRAL         GREATER            TOTAL
                                                 PHILADELPHIA      CORRIDOR        NEW JERSEY      HARRISBURG          OFFICE
                                                 ------------     ----------       ----------      ----------          -------
QUARTER ENDED MARCH 31, 2001:

  Expiring Square Feet                                 -            80,677            1,510            4,000           86,187
  Vacated Square Feet                                  -             1,215               -                -             1,215
  Renewed Square Feet                                  -            79,462            1,510            4,000           84,972
  Retention Rate (% based upon square feet)          0.00%           98.49%          100.00%          100.00%           98.59%

RENEWAL & RETENANTED SPACE:

  Increase in Base Rent - Straight-line              0.00%           23.01%            2.78%          -28.63%           20.44%
  Increase in Total Rent - Straight-line             0.00%           20.31%            2.03%          -18.63%           18.20%

  Increase in Base Rent - Cash                       0.00%           15.15%            2.78%          -30.74%           12.95%
  Increase in Total Rent - Cash                      0.00%           12.84%            2.03%          -20.55%           11.12%

  Average Capital Cost per Square Foot             $   -          $   7.20         $   0.42          $  1.52         $   6.88

QUARTER ENDED DECEMBER 31, 2000:

  Expiring Square Feet                                 -            75,372            3,174            6,623           85,169
  Vacated Square Feet                                  -            29,132               -                -            29,132
  Renewed Square Feet                                  -            46,240            3,174            6,623           56,037
  Retention Rate (% based upon square feet)          0.00%           61.35%          100.00%          100.00%           65.80%

RENEWAL & RETENANTED SPACE:

  Increase in Base Rent - Straight-line              0.00%           24.55%           21.47%          -17.49%           17.74%
  Increase in Total Rent - Straight-line             0.00%           15.08%           11.19%           -9.98%           10.57%

  Increase in Base Rent - Cash                       0.00%           18.45%           20.00%          -18.85%           13.19%
  Increase in Total Rent - Cash                      0.00%            9.73%           10.01%          -11.15%            6.66%

  Average Capital Cost per Square Foot             $   -          $  10.27         $  17.92          $  1.10         $  9.720

QUARTER ENDED SEPTEMBER 30, 2000:

  Expiring Square Feet                                 -           186,061          116,771            6,757          309,589
  Vacated Square Feet                                  -            50,043           40,094            6,757           96,894
  Renewed Square Feet                                  -           136,018           76,677               -           212,695
  Retention Rate (% based upon square feet)          0.00%           73.10%           65.66%            0.00%           68.70%

RENEWAL & RETENANTED SPACE:

  Increase in Base Rent - Straight-line              0.00%            6.31%           32.53%            0.00%           14.75%
  Increase in Total Rent - Straight-line             0.00%            4.24%           20.06%            0.00%            9.74%

  Increase in Base Rent - Cash                       0.00%            3.45%           13.01%            0.00%            6.52%
  Increase in Total Rent - Cash                      0.00%            1.44%            2.97%            0.00%            1.97%

  Average Capital Cost per Square Foot             $   -          $   5.32         $  27.35          $    -          $  12.57


                                                                  BALTIMORE/       NORTHERN/
                                                    GREATER       WASHINGTON        CENTRAL         GREATER            TOTAL
                                                 PHILADELPHIA      CORRIDOR        NEW JERSEY      HARRISBURG          OFFICE
                                                 ------------     ----------       ----------      ----------          -------

QUARTER ENDED JUNE 30, 2000:

Expiring Square Feet                                  --            71,275           10,322           23,483          105,080
Vacated Square Feet                                   --            34,644              --             3,920           38,564
Renewed Square Feet                                   --            36,631           10,322           19,563           66,516
Retention Rate (% based upon square feet)            0.00%           51.39%          100.00%           83.31%           63.30%

RENEWAL & RETENANTED SPACE:

Increase in Base Rent - Straight-line                0.00%           18.79%           15.87%            4.15%           17.03%
Increase in Total Rent - Straight-line               0.00%           14.10%            4.75%            3.69%           11.05%

Increase in Base Rent - Cash                         0.00%           13.92%           14.87%            0.78%           13.14%
Increase in Total Rent - Cash                        0.00%            9.43%            3.42%            0.38%            7.33%

Average Capital Cost per Square Foot               $  --              7.40            19.95             4.58             9.85

QUARTER ENDED MARCH 31, 2000:

Expiring Square Feet                                  --           150,631           21,708           29,123          201,462
Vacated Square Feet                                   --            39,335            2,783            6,700           48,818
Renewed Square Feet                                   --           111,296           18,925           22,423          152,644
Retention Rate (% based upon square feet)           0.00%            73.89%           87.18%           76.99%           75.77%

RENEWAL & RETENANTED SPACE:

Increase in Base Rent - Straight-line                0.00%           14.11%           12.66%           15.09%           14.06%
Increase in Total Rent - Straight-line               0.00%           10.72%            7.59%           14.06%           10.63%

Increase in Base Rent - Cash                         0.00%           12.14%           12.09%           14.66%           12.38%
Increase in Total Rent - Cash                        0.00%            8.81%            7.17%           13.64%            9.05%

Average Capital Cost per Square Foot               $  --              4.25             1.46             3.24             3.84


                    ACQUISITION SUMMARY AS OF MARCH 31, 2001
                            (Dollars in Thousands)


                                                                        OCCUPIED SQ.    OCCUPANCY     MARCH 31, 2001
                                               ACQUISITION                FT. AT       PERCENTAGE AT    OCCUPANCY
                                  SUBMARKET        DATE     SQUARE FEET ACQUISITION     ACQUISITION     PERCENTAGE   INVESTMENT (1)
                                  ---------   ------------  ----------- -----------     ----------    -------------- --------------
JOINT VENTURE PORTFOLIO (2)

920 Elkridge Landing Road        BWI Airport    3/21/2001     96,566       96,566        100.0%            100.0%       $ 10,939

938 Elkridge Landing Road        BWI Airport    3/21/2001     52,988       52,988        100.0%            100.0%          5,941

940 Elkridge Landing Road        BWI Airport    3/21/2001     51,704       51,704        100.0%            100.0%          4,904

891 Elkridge Landing Road        BWI Airport    3/21/2001     56,489       56,489        100.0%            100.0%          6,129

901 Elkridge Landing Road        BWI Airport    3/21/2001     56,847       50,155         88.2%             88.2%          5,705
                                                             --------------------                                       --------
 TOTAL                                                       314,594      307,902         97.9%             97.9%       $ 33,618
                                                             ====================                                       ========


(1) Initial investment recorded by property as of March 31, 2001 for asset purchase.

(2) We hold a 40% ownership interest in these office properties through a joint venture agreement.

NOTE: COPT classifies its acquisitions by type -- entity, portfolio or individual acquisitions. Entity acquisitions are defined as mergers of significant portfolios of $100 + million with strong management organizations and a regional presence.

                    DEVELOPMENT SUMMARY AS OF MARCH 31, 2001

                     (DOLLARS IN THOUSANDS EXCEPT PER SQUARE
                                   FOOT DATA)

                                                                   PERCENTAGE  ANTICIPATED
                                                        RENTABLE  PRE - LEASED  COST PER                              ANTICIPATED
                                                         SQUARE       OR        RENTABLE   ANTICIPATED      COST     STABILIZATION/
PROPERTY AND LOCATION                   SUBMARKET         FEET     COMMITTED   SQUARE FOOT    COST         TO DATE      DELIVERY
---------------------                   ---------         ----     ---------   -----------    ----         -------   --------------
UNDER CONSTRUCTION

Montpelier Research Phase I      (1)  Howard County
Columbia, Maryland                    Perimeter          44,000     100.00%      $ 114     $   5,008     $   4,477        June 2001

2701 Phoenix Road (201 NBP)      (2)
Annapolis Junction, MD                BWI Airport       118,000      51.91%        155        18,313         8,756   September 2001

1304 Concourse Drive             (3)
Linthicum, MD                         BWI Airport       100,000       0.00%        166        16,572         9,129     October 2001

6731 Columbia Gateway Drive      (4)  Howard County
Columbia, Maryland                    Perimeter         122,889       0.00%        176        21,613         9,446    December 2001

2711 Phoenix Road (211 NBP)      (5)
Annapolis Junction, MD                BWI Airport       150,000     100.00%        174        26,135         5,630       March 2002
                                                     ---------------------------------------------------------------
TOTAL UNDER CONSTRUCTION:                               534,889      47.72%      $ 164    $   87,641     $  37,438
                                                     ---------------------------------------------------------------

UNDER DEVELOPMENT

Robert Fulton Drive - Phase I    (6)  Howard County     144,350       0.00%        116       16,704         5,648      October 2001
Columbia, Maryland                    Perimeter

114 National Business Parkway
Annapolis Junction, MD                BWI Airport        10,000     100.00%        164        1,644           586     December 2001
                                                     ---------------------------------------------------------------
TOTAL UNDER DEVELOPMENT:                                154,350       6.48%      $ 119   $   18,348      $  6,234
                                                     ---------------------------------------------------------------
TOTAL / AVERAGE                                         689,239      38.48%      $ 154   $  105,989      $ 43,672
                                                     ===============================================================

(1) Effective January 16, 2001, we formed a joint venture to develop and construct an office building in two phases. Phase I consists of a 44,000 square foot office building, 100% leased to Johns Hopkins University and is being funded with a $4,400 construction loan of which $3,650 is outstanding as of March 31, 2001. Phase II represents a planned 19,000 square foot office building not yet under development.

(2) On September 29, 2000, we contributed this development asset into a joint venture. The joint venture obtained a $13,725 construction loan in October 2000 and $1,667 is outstanding as of March 31, 2001.

(3) We obtained a $11,800 construction loan and $3,623 is outstanding as of March 31, 2001.

(4) We obtained a $15,750 construction loan. No draws have been made as of March 31, 2001.

(5) On December 15, 2000, we contributed this development asset into a joint venture. The joint venture has obtained a $20,550 construction loan commitment. No draws have been made as of March 31, 2001.

(6) We participate in the development of this asset through a joint venture arrangement. The joint venture has obtained a $14,000 construction loan and has borrowed $2,486 as of March 31, 2001.